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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

         We have issued our report dated May 15, 2000 accompanying the consolidated financial statements of Orion Technologies, Inc. for the year ended December 31, 1999 included in a Form 8-K/A filed by Orion Technologies, Inc. with the Securities and Exchange Commission on June 1, 2000. We hereby consent to the incorporation by reference of said report in this Registration Statement of Orion Technologies, Inc. on Form S-8.


/s/Grant Thornton, LLP
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Baltimore, Maryland
December 22, 2000

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